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                                                                    EXHIBIT 10.8

                           PROPERTY LEASING AGREEMENT

                                 BY AND BETWEEN

                 CHINA NETWORK COMMUNICATIONS GROUP CORPORATION

                                       AND

                      CHINA NETCOM (GROUP) COMPANY LIMITED

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                           PROPERTY LEASING AGREEMENT

      This Agreement is made and entered into on [-], 2004 in Beijing, People's Republic of China ( "PRC") by and among the following two parties:

      China Network Communications Group Corporation (Party A)

      Address: No. 156, Fuxingmenwai Avenue, Xicheng District, Beijing, PRC

      Legal representative: Zhang Chun Jiang

      China Netcom (Group) Company Limited (Party B)

      Address: Building C, No. 156, Fuxingmenwai Avenue, Xicheng District,
               Beijing, PRC

      Legal representative: Zhang Chun Jiang

      In this Agreement, the term "Tenant" and "Lessor" may refer to Party A or Party B or both Party A and Party B (the terms include branches, subsidiaries, affiliates and enterprises or units controlled by Party A and/or Party B, the same as below), for this Agreement.

      Pursuant to the Contract Law of the PRC as well as relevant provisions of other laws and regulations, for the purpose of clarifying their respective rights and obligations, Party A and Party B, through cooperative negotiation, hereby enter into this Agreement as follows:

                   ARTICLE ONE SCOPE AND PURPOSE OF THE LEASE

1. Due to the demand of business operations, Party A and Party B agree to lease to each other the Properties owned by their branches, subsidiaries, affiliates and enterprises or units controlled by both parties (hereinafter collectively referred to as "Subsidiary Companies"). Party A and Party B confirm that such subsidiary companies, enterprises and units have agreed to entrust Party A or Party B to exercise the leasing rights of the Properties defined hereunder.

      Party A agrees to lease to Party B the Properties owned by Party A hereunder (hereinafter referred to as "Properties of Party A"); and Party B is willing to lease the Properties of Party A and pay the consideration accordingly as provided hereunder. Party B agrees to lease to Party A the Properties owned by Party B hereunder (hereinafter referred to as "Properties of Party B"); and Party A is willing to lease the Properties of Party B and pay the consideration accordingly as provided hereunder.

2. The scope of the Properties of Party A and the Properties of Party B as referred to in the foregoing article shall be defined in the Appendix of this Agreement. Party A and Party B may make adjustment once a year to the scope of the Properties of Party A and the Properties of Party B as defined in the Appendix in accordance with the actual circumstances.

3. Both parties agree that the Properties of Party A or the Properties of Party B they have leased shall only be used by them within the permitted scope to legally engage in business operational activities, and neither party may lease the other party's Properties to a third party without the other party's written consent, and this sub-leasing party shall still be liable for the liabilities and obligations hereunder.

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                          ARTICLE TWO TERMS OF LEASING

1. The agreed lease term of the Properties hereunder is the same as that of this Agreement, subject to item 2 of this Article.

2. The Lessor may immediately terminate the agreed lease of the Properties hereunder if the Tenant commits any of the following:

      1) The Tenant, at its own discretion, sublease or sublend the Properties of the Lessor to other parties without the prior consent of the Lessor (except when the Properties are subleased or sub-lent to the subsidiaries or affiliated companies of the Tenant);

      2) The Tenant violates the purpose of usage as agreed by both parties for the leasing, or uses the leased Properties to conduct any illegal activities and do harm to the public interests.

3. If, in accordance with Article Ten, the Tenant does not exercise the right of renewal but is unable to return the Properties to the Lessor upon the expiration of this Agreement due to its business operations, the Lessor shall extend the term to a period as deemed appropriate and is entitled to claiming rental from the Tenant for an amount negotiated and agreed by both parties.

                   ARTICLE THREE RENTAL AND METHOD OF PAYMENT

1. Party A and Party B agree that the actual rental for the Properties leased to each other shall be determined by both parties in the Appendix to this Agreement based on the market price or the depreciation and maintenance cost and with reference to the rental standard set by the local price authorities while taking into consideration the actual needs of the parties (not exceeding the market price).

      Party A and Party B agree that both parties may sign separate execution documents with regard to the leasing issues of certain Properties of Party A or certain Properties of Party B with the purpose of specifying the applicable terms and conditions relating to such leased Properties, provided that the execution documents shall comply with the principles, compendium and terms and conditions set forth hereunder.

2. The foregoing rental shall be reviewed once a year while Party A and Party B shall negotiate to determine whether the rental needs to be adjusted as well as the actual amount of the rental after such adjustment.

3. The rental shall be settled once each quarter and the settlement date is the last day of each quarter. When the last day of the quarter happens to be Saturday, Sunday or public holiday, the settlement date shall be postponed to the first working day immediately after the holiday.

4. All tax burdens incurred by the leasing of the Properties of Party A or the Properties of Party B, and management fees and other charges levied by the state and local governments against the Properties of Party A and the Properties of Party B shall be borne by the Lessor, unless otherwise specified hereunder.

 ARTICLE FOUR THE REPAIR AND MAINTENANCE OF THE PROPERTIES DURING THE LEASE TERM

      The repair and maintenance of the Properties during the lease term is the Lessor's obligation, and all costs incurred for this purpose shall be borne by the Lessor. When performing necessary renovation to the

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leased Properties, unless otherwise specified by this Agreement, the Tenant shall consult the Lessor for any renovation involving the alterations to the main structure of the leased Properties and shall not proceed with the renovation until a written agreement is entered into. However, unless with valid reasons, the Lessor shall not refuse or delay the alterations to the main structure of the Properties requested by the Tenant. Regarding alterations, additions that do not involve the main structure of the Properties, the Tenant may perform such alterations and additions on its own and at its own expense without notice to and consent from the Lessor. Any additions or value added to the Properties as a result of renovation, alterations or additions made by the Tenant or the Lessor during the lease term shall belong to the Lessor.

                        ARTICLE FIVE CHANGE OF THE LESSOR

1. If the Lessor transfers the title of the leased Properties to a third party, this Agreement shall remain in force and effective to the new owner of the title of the Properties.

2. When the Lessor sells the ownership of the leased Properties, the Lessor shall notify the Tenant three months before the sale. The Tenant shall have the preferential right under the same conditions.

         ARTICLE SIX THE REPRESENTATIONS AND WARRANTIES OF BOTH PARTIES

1. Both Party A and Party B hereby represent and warrant to the other party that both parties are established, registered and existing companies or organizations in accordance with the laws of the PRC and have full powers and authorizations (including the legal, the company's internal and other powers and authorizations):

      1) The powers and authorizations to own, lease, rent and operate its assets;

      2)    The powers and authorizations to sign and implement this Agreement.

2.    The Lessor hereby represents and warrants to the Tenant as follows:

      1) The Lessor is the only lawful owner of the leased Properties and has the exclusive right to lease the said Properties to the Tenant for considerations in accordance with the provisions of this Agreement;

      2) The leased Properties, when delivered to the Tenant for use, are in good conditions with structures complete and adequate for the Tenant to use them for the purposes set forth in this Agreement;

      3) The Lessor undertakes that the Tenant has the right to terminate this Agreement at any time if the foregoing warranty contains any untrue statement. Meanwhile, the Lessor agrees to undertake the indemnify obligation for any economic loss and damages incurred to the Tenant by such untruth.

3.    The Tenant hereby represents and warrants to the Lessor as follows:

      1) The Tenant shall pay the relevant rental to the Lessor in accordance with Article Three of this Agreement. IF the Tenant fail to pay the said rental, the Tenant shall, for each 1 day (calendar day, and the same applies below) late, pay a late charge penalty of 0.05% of the outstanding balance to the Lessor.

      2) During the lease term, the Tenant shall abide by the relevant laws and regulations of the PRC and it shall be the Tenant's sole responsibility to bear the consequences of security, fire and

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            environment protection issues.

4. Party A warrants to providing Party B's auditors with the accounting records of Party A and its connected persons for any connected transactions.

5. It is agreed that both parties will take further actions to ensure the realization of the principles and provisions in this Agreement. It is further agreed that both parties will ensure that, Party B, being a subsidiary of a company to be listed or listed, China Netcom Group (Hong
      Kong) Limited, shall comply with the Listing Rules of the Hong Kong Stock Exchange for connected transactions.

                           ARTICLE SEVEN FORCE MAJEURE

      If any unforeseeable Force Majeure incident whose occurrence and impact cannot be prevented or avoided has affected or has led to the fail in performing this Agreement in accordance with the agreed terms, the affected Party shall immediately inform the other Party by written notice within fifteen (15) days after the said incident, and provide the other Party details of the incident and effective certification documents explaining why all or part of the related obligations under this Agreement and the relevant appendixes can not be performed, or need to performed in a prolonged time frame. Such certification documents shall be issued by the notary organization located in the region where the incident has occurred. Based on the extent of the influence of such incidents on the performance of such affected obligations, the parties shall negotiate to decide whether or not to terminate, postpone or partially exempt the performance of such obligations.

                        ARTICLE EIGHT BREACH OF CONTRACT

1. The failure of a party to perform the obligations set forth by this Agreement shall be deemed in violation of the contract. The delinquent Party shall correct this noncompliance within five (5) days upon receiving from the other Party a detailed notice of such violation. If after five
      (5) days, such violation of Agreement has not been corrected, the delinquent Party should compensate the other Party for all direct and foreseeable losses caused by such breach of contract.

2. If the Tenant's use of the leased Properties is prolonged due to the errors or mistakes of the Lessor, the agreed lease term of the Properties hereunder shall be extended accordingly.

               ARTICLE NINE GOVERNING LAWS AND DISPUTES RESOLUTION

1. The execution, power, interpretation, implementation and disputes resolution of this Agreement are subject to the protection and jurisdiction of the law of the People's Republic of China.

2. Both parties shall seek to settle matters of dispute arising from the implementation of this agreement or in connection with this agreement by cooperative negotiation. If the matters of disputes cannot be settled by negotiation, either party has the right to resort to litigation at the people's court which has the jurisdiction over the matter.

                ARTICLE TEN EFFECTIVENESS OF AGREEMENT AND OTHERS

1. This Agreement shall come into effect once signed by the legal representatives or authorized

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      representatives of both Parties and affixed with their official seals.
      This Agreement shall be effective till June 30, 2007. If Party B wishes to renew this Agreement and notifies Party A with 3 month's notice, this Agreement shall be renewed automatically for another 3 years on the same terms. There is no limits on the number of renewal.

2. The supplementary agreements, side agreements, and documents drawn according to the principles of this Agreement are parts of this Agreement. Both parties agree that any changes, revisions or amendments to this Agreement shall come into effect by written agreements entered into by both parties and shall become indivisible parts of this Agreement.

3. The Agreement is made in Chinese. It is made into four (4) originals. Each Party holds two (2) copies, and each original shall have the same legal binding effect.

      IN WITNESS WHEREOF the Legal representatives or the authorized representatives of both parties hereto have executed the Agreement as of the date and venue first written above.

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Signature page:

CHINA NETWORK COMMUNICATIONS GROUP CORPORATION (SEAL)

By: ____________
Legal Representative or Authorized Representative

CHINA NETCOM (GROUP) COMPANY LIMITED (SEAL)

By: ____________
Legal Representative or Authorized Representative

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APPENDIX

I:    ITEMIZED LIST OF PROPERTIES LEASED BY PARTY A TO PARTY B

          NAME OF THE                 FULL     AREA   RENTALS
NO.        PROPERTY       USAGE     ADDRESS   LEASED  (TOTAL)  NOTE
---        --------       -----     -------   ------  -------  ----
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

* Please indicate in the Note column if there are other special articles as applicable.

II:   ITEMIZED LIST OF PROPERTIES LEASED BY PARTY B TO PARTY A

          NAME OF THE                 FULL     AREA   RENTALS
NO.        PROPERTY       USAGE     ADDRESS   LEASED  (TOTAL)  NOTE
---        --------       -----     -------   ------  -------  ----
-------------------------------------------------------------------
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

* Please indicate in the Note column if there are other special articles as applicable.

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